EXHIBIT 10.36

COMMUNITY BANCSHARES, INC.

TO

COMMUNITY BANCSHARES,

INC. EMPLOYEE STOCK

OWNERSHIP TRUST

and

COMMUNITY BANCSHARES,

INC. EMPLOYEE STOCK

OWNERSHIP PLAN

February 11, 2004

$1,735,476.04	February 11, 2004

Blountsville, Alabama

PROMISSORY NOTE

(Non Recourse)

THIS PROMISSORY NOTE IS A

REFINANCING OF THE OBLIGATIONS OF BORROWER UNDER A

$2,963,841.91 PROMISSORY NOTE DATED DECEMBER 1, 1998.

FOR VALUE RECEIVED, the undersigned (herein, along with any other maker, endorser, surety or guarantor hereof, shall be called “Borrower”), promises to pay, without recourse, to the order of COMMUNITY BANCSHARES, INC. (hereinafter along with its successors and assigns called ‘Lender’), at Lender’s office or at such other place as Lender may from time to time designate, without grace and in lawful money of the United States of America, the principal sum of One Million Seven Hundred and Thirty-Five Thousand Four Hundred Seventy-Six Dollars and Four Cents ($1,735,476.04), together with interest and charges thereon (hereinafter ‘Obligation’), all as evidenced by the records of Lender.

I. INTEREST:

Borrower agrees to pay interest on the unpaid principal Obligation, in accordance with the terms hereof.

Interest on the unpaid principal Obligation shall be computed from the date hereof at a rate equal to the New York Prime Rate (the “Prime Rate”) as published in The Wall Street Journal, but in no event shall the interest rate exceed the maximum amount permitted by law. As of this date, the Prime Rate is 4.0%, making the interest rate accruing on the unpaid principal Obligation as of this date, 4.0%

The Prime Rate may change as often as daily. Any change in the interest rate resulting from a change in the Prime Rate shall take effect upon the change in the Prime Rate.

Interest from date on the outstanding unpaid principal balance shall be computed on the basis of a 365 day year by multiplying the product of the principal amount outstanding and the applicable rate by the actual amount of days elapsed and dividing by 365.

II. PRINCIPAL AND INTEREST PAYMENTS

The Borrower promises and agrees to pay principal and interest as follows:

A. Eighty (80) consecutive monthly principal and interest installments of $24,496.85 followed by

B. One (1) final installment equal to all of the principal of and interest on the Obligation then remaining unpaid.

If principal and interest are payable in installments, then the first installment will be due and payable on March 16, 2004 and the remaining installments will be due and payable on the same day of every month thereafter until both the principal and interest on this Obligation has been paid in full, or this note matures.

Maturity Date: Any provisions of this Note to the contrary notwithstanding, all outstanding and unpaid principal indebtedness evidenced hereby, plus accrued interest, shall be due and payable on November 16, 2010, which shall be the maturity date of this Note.

Effect of Variable Rate on Monthly Payments: The monthly payment on this Obligation will increase or decrease, at the Lender’s discretion, pursuant to a change in the Prime Rate. The fixed monthly installment has been calculated based upon a, eighty-one (81) month amortization at a 4% annual rate. In the event of a change in the Prime Rate, the Lender will review the amount of the monthly payment, and may, at Lender’s discretion recalculate the amount of the monthly payment and so notify Borrower, who shall thenceforth make monthly payments in the amount so indicated. The ability of Lender to make changes in the amount of the monthly payment can occur upon each change of the Prime Rate. In the event Lender does not change the amount of the monthly payment when the Prime Rate changes or any time thereafter, then the final payment due on this Obligation will increase.

Application of Payments: Unless otherwise elected by Lender, all payments shall be applied as billed by Lender, and if not billed, then first to interest and then to principal.

Prepayment: The Borrower reserves the right, privilege, and option to prepay the principal indebtedness evidenced by this Note, or any part thereof, at any time without penalty, and interest shall cease to accrue on the amount or amounts of principal so prepaid. Any such prepayment shall be applied to unpaid principal installments hereunder in the inverse order of the maturities thereof. No partial principal prepayment shall defer the due date of any installment of principal and interest due hereunder.

SECURITY:

This Note and the Obligation is secured (in accordance with the terms of a Pledge Agreement from Borrower to Lender dated this date) solely by the grant of a first lien security interest in 123,111 shares of the common stock of COMMUNITY BANCSHARES, INC. owned by North Star Trust Company as Trustee (the “Trustee”) of the COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN (the “Plan”) and held by the COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP TRUST (the “Trust”). Lender agrees to release and deliver to the Trustee for the Borrower that number of common stock shares pledged hereunder as required by 26 CFR § 54.4975-7(b)(8)(i) taking into account both principal and interest.

IV. EVENTS OF DEFAULT AND DEFAULT:

Borrower’s failure to pay Any installment of principal and interest when due shall constitute an Event of Default hereunder, but only with respect to the principal and interest actually in arrears.

V. PURPOSE OF LOAN:

This Note evidences refinancing of existing indebtedness incurred by Borrower for acquisition of COMMUNITY BANCSHARES, INC.’s stock in order to continue to be able to fund the COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN, and Borrower agrees to use the proceeds of this loan for only those purposes. Notwithstanding the foregoing, the Borrower hereby represents and warrants to Lender that the money which is the subject of the credit transaction is not for personal, family, household, or agricultural purposes within the meaning of the Federal Truth-in- Lending Act or Regulation Z of the Federal Reserve Board issued pursuant thereto, and that said extension of credit is for business or commercial purposes (other than agricultural purposes).

VI. NON RECOURSE OBLIGATION:

Notwithstanding any provision to the contrary contained herein or in the Pledge Agreement, it is hereby expressly understood and agreed that, in the event Lender shall at any time take action to enforce the collection of the Obligation, Lender shall not seek a money judgment against the Trust or the Plan or the Trustee for any sum promised to be paid herein or in the Pledge Agreement, and Lender shall never institute suit, action, claim, at law or in equity against the Plan, the Trust or the Trustee, or collect from them personally any such sums; and if, as a result of sale of collateral described in the Pledge Agreement, a lesser sum is realized therefrom than the amount then due and owing under this Note, the Lender shall never institute any action, suit, claim or demand at law or in equity against the Trust, the Plan, or the Trustee. This Note shall be without recourse to the Plan, the Trust and the Trustee for any deficiency and the Lender’s rights are limited solely to the stock pledged herein and any earning attributable to such collateral. Furthermore, notwithstanding anything herein to the contrary, all pledges, liability and collateral of the Plan for the indebtedness represented by this Note, are subject to and limited by, 26 CFR § 54.4975-7(b) and in the event of a default upon indebtedness represented thereby, the value of the trust assets transferred in satisfaction of the loan shall not exceed the amount of Obligation.

VII. COMPLIANCE WITH ESOP PROVISIONS:

It is expressly acknowledged and agreed that this Note and the Pledge Agreement and each provision hereof is intended strictly to comply in all respects and to be construed in accordance with and be subject to the provisions of the United States Code and the regulations and regulatory interpretations thereunder relating to employee stock ownership plans and loans thereto (the “ESOP Provisions”), including without limitation Sections 401 & 4975 of the Internal Revenue Code of 1986, as amended, and 26 C.F.R. § 54.4975-7 and 29 C.F.R. § 2550-408b-3 and that the Obligation evidenced hereby qualifies as an ‘exempt loan” and a “stock acquisition loan’ under the ESOP Provisions, and this Note shall be construed and be deemed to have been amended to the extent necessary to comply with the ESOP Provisions. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed that the Lender shall release collateral pledged hereunder at least as rapidly as required by 26 C.F.R. § 54.4975-7(b)(8)(i) as the Obligation is paid.

VIII. WAIVERS, COST OF COLLECTION. MISCELLANEOUS:

The Borrower hereby agrees to pay all costs of collecting or attempting to collect this Note and the Obligation, including court cost, expenses of collection, and including a reasonable attorney’s fee, if the same be collected by an attorney consulted with reference to suit or otherwise.

The Borrower and all sureties, endorser and guarantors of this Note, to the extent not prohibited by applicable law or regulation, hereby jointly and severally, (a) waive as to this debt or any renewal, modification, extension or refinancing thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to real or personal property; (b) waive demand, presentment, notice of non-payment, protest, notice of protest, notice of dishonor, all other notice, suit against any party, diligence in collection of this note, the release of any party primarily or secondarily liable thereon or any collateral pledged as security, and all other requirements necessary to hold Borrower liable hereunder; and (c) agree and consent to any one of more extensions or postponements of time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them, and without release of liability as to any Borrower or any of them.

Borrower agrees to provide Lender, upon request, any financial statements or information Lender may deem necessary; and Borrower warrants that all financial statements and information so provided shall be accurate, correct, and complete.

Lender’s books and records showing the account between us shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purposes of establishing the items therein set forth and shall constitute prima fade proof thereof.

The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid against the Lender; unless in writing and signed by the Lender. All rights and remedies hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. This note shall be governed by and construed in accordance with the laws of the State of Alabama. BORROWER CONSENTS TO THIE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN B ALABAMA AND WAIVES ANY OBJECTION WE MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS OR TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT. IN ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO, RELATING TO, OR PERTAINING TO THIS NOTE, THE LOAN DOCUMENTS, THE OBLIGATION, THE ADMINISTRATION, HANDLING OR COLLECTION OF THE OBLIGATION, OR THE ACTIONS OF LENDER, THE BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY. Borrower covenants and agrees that Borrower will furnish

Lender a prompt written notice of any action or inaction by Lender or any of Lender’s agents or attorneys in connection with this Note, the Loan Documents, or the advances or obligations thereunder, that may be actionable against Lender, Lender’s agents, Lender’s attorneys, or a defense to payment of the Borrower’s obligations to Lender for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower further agrees that, unless this notice is duly given as promptly as possible (and in any event within ten (10) days) after Borrower has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, Borrower will not assert and shall be deemed to have waived, any claim or defense arising therefrom.

The Borrower understands that the Lender may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which such participant or participants shall be given participation in advances made under this note and that such participants may from time to time similarly grant to other participants subparticipations in such advances.

Singular or plural words used herein shall be taken to refer to the undersigned, whether one or more than one, and this Note shall bind each of the undersigned, jointly and severally.

If any provision of this Note is or becomes invalid or unenforceable, the remaining provisions shall not be affected thereby.

Any change or modification to this Note must be in writing and signed by both Lender and Borrower.

IX. EXECUTION:

This note has been executed by the Borrower without condition that anyone else should sign or become bound hereunder and without any other conditions whatever being made. The provisions hereof are binding on the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns, and every subsequent holder of this Note. Borrower acknowledges receipt of a completed copy hereof, and of any other instrument executed by Borrower before this transaction is consummated.

IN WITNESS WTHEREOF, we have caused this note to be executed, sealed and delivered in Blountsville, Alabama on the 11th day of February, 2004.

CAUTION — IT IS IMPORTANT THAT YOU THOROUGHLY

READ THIS CONTRACT BEFORE YOU SIGN IT.

COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

By: North Star Trust Company, As Trustee

By:	/s/ John G. Hommel
Its	Senior Vice President

By:	Its Administrative Committee

By:	/s/ Patrick M. Frawley
Patrick M. Frawley, on behalf of the Administrative Committee

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT REPRESENTS A TRANSFER

OF COLLATERAL PLEDGED PURSUANT TO A PLEDGE

AGREEMENT DATED DECEMBER 1, 1998.

To induce COMMUNITY BANCSHARES, INC. (hereinafter referred to as Lender) to make a loan to COMMUNITY BANCSHARES, INC.. EMPLOYEE STOCK OWNERSHIP TRUST and COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN (hereinafter jointly, severally and collectively referred to as Borrower) the undersigned does herewith deposit, transfer, assign, convey and pledge to Lender as collateral security to the Obligation cited herein the following Stock Certificates and Securities belonging to the undersigned, free of any claim, encumbrances, lien, or prior assignments, to secure the obligations evidenced by that certain Promissory Note dated this day, in the amount of $1,735,476.04, executed by Borrower (hereinafter “Loan” or ‘Obligation’), and all renewals and modifications thereof, to wit:

One Hundred and Twenty-Three Thousand One Hundred Eleven (123,111) shares of the common stock of COMMUNITY BANCSHARES, INC., along with all stock dividends, stock splits, and proceeds (whether in cash or in kind) of any of the foregoing or pertaining to the foregoing.

(all of the above, along with all stock dividends, stock splits and proceeds, hereinafter referred to as “Securities”)

It is understood that these Securities hereby pledged to Lender as Collateral for the Loan shall not be sold or liquidated, without the consent of Lender, until said Loan, principal and interest, and all other obligations of the Borrower to Lender have been paid in full, provided however, it is expressly acknowledged and agreed that this agreement and each provision hereof is intended strictly to comply in all respects and to be construed in accordance with and be subject to the provisions of the United States Code and the regulations and regulatory interpretations thereunder relating to employee stock ownership plans and loans thereto (the “ESOP Provisions”), including without limitation Sections 401 & 4975 of the Internal Revenue Code of 1986, as amended, and 26 C.F.R. 54.4975-7 and 29 C.F.R. § 2550-408b and that the Loan secured hereby qualifies as an “exempt loan” and a “stock acquisition loan” under the ESOP Provisions. This agreement shall be construed and be deemed to have been amended to the extent necessary to comply with the ESOP Provisions. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed that the Lender shall release collateral pledged hereunder as required by 26 C.F.R. § 54.4975-7(b)(8)(i) as the Loan is paid.

Upon the failure of the Borrower to pay the Loan according to the terms of the Note, Loan, or other document evidencing the Loan, or upon a default in said obligation as defined in the Note, Loan documents, or other documents evidencing the Loan, then the Lender may immediately without advertisement, and without notice to the undersigned, sell Securities in an amount not to exceed the amount of principal and interest in arrears at private sale or broker’s board, or otherwise, or may, without notice, discount, collect compound, compromise, settle, manage, and turn the same into cash according to opportunity, at the discretion of Lender and apply the proceeds thereof as far as needed toward the payment of said amounts, together with interest and all expenses (legal or otherwise) for sale or collection. If any such sale be at broker’s board or at public auction, Lender may itself be a purchaser at such sale free from any right of equity of redemption of the undersigned, such right and equity being hereby waived and released.

The undersigned consents to and hereby waives any and all notice of the making of any modification, amendment, renewal or extension of any note or agreement evidencing the Obligation, or any supplement thereto; the making of any other agreement; the incurring of any other debts or obligations by the Borrower to Lender or others and/or of the pledge, sale, transfer, and/or assignment thereof; the granting of security interests therein to Lender; the granting to the Borrower or to any obligor or debtor of any obligation or debts assigned to Lender, of any extensions of time to make any payments to perform or discharge any Obligation (or waive such performances and/or discharge); the compounding, compromising, and/or adjusting of any claim against the Borrower or any such obligor or debtor; the accepting or releasing of any security either of Borrower or of any third party; and all other notices which the undersigned is entitled.

No act on Lender’s part and nothing other than the full payment, performances, and discharge of all Obligations shall operate to discharge or satisfy the liability of the undersigned hereunder. The liability of the undersigned hereunder is primary, direct and unconditional and may be enforced without first resorting to any rights or remedies Bank may have against the Borrower, any other person, any other entity, or against any security.

The undersigned agrees that this Pledge Agreement, and all Obligations secured hereby, shall remain in full force and effect and in its original tenor at all times hereinafter during the term hereof, notwithstanding i) the unenforceability, non-existence invalidity, or non-perfection of the Obligation, or any instrument or agreement guaranteeing or securing the Obligation, or of any lien, pledge, assignment, security interest or conveyance given as security for the Obligation; ii) the failure of Lender to pursue any collateral securing the Obligation or the failure to file a claim against the Borrower or any other guarantor of the Obligation in any proceeding pertaining to the death, insolvency, or bankruptcy of such person or entity; or iii) any action or undertakings by, or against, Lender or Borrower or concerning any collateral which is secured, pledged or assigned to the Lender in connection with the obligation in any proceeding in the United States Bankruptcy Court; including without limitation, matters relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by the Lender pursuant to any Chapter of the Bankruptcy Code, as may be applicable from time to time.

This pledge shall be binding upon the undersigned and the heirs, executors, and administrators of the undersigned and shall inure to the benefit of Lender, its successors, and assigns

This instrument shall be construed and given effect according to the laws of the State of Alabama, the applicable provisions of ERISA, the Internal Revenue Code, and other applicable federal laws.

EXECUTED at Blountsville, Alabama, this 11th day of February, 2004.

COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN and COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP TRUST

By:	North Star Trust Company, As Trustee

By:	/s/ John G. Hommel
Its	Senior Vice President

By:	Its Administrative Committee

By:	/s/ Patrick M. Frawley
Patrick M. Frawley, on behalf of the Administrative Committee